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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 31, 2003
                Date of Report (Date of earliest event reported)

Commission                         Registrant; State of Incorporation;              IRS Employer
File Number                          Address; and Telephone Number                Identification No.
-----------                        -----------------------------------            ------------------

   1-9513                             CMS ENERGY CORPORATION                        38-2726431
                                     (A Michigan Corporation)
                                 Fairlane Plaza South, Suite 1100
                                       330 Town Center Drive
                                     Dearborn, Michigan 48126
                                          (313) 436-9261


   1-5611                            CONSUMERS ENERGY COMPANY                       38-0442310
                                     (A Michigan Corporation)
                                     212 West Michigan Avenue
                                         Jackson, Michigan
                                          (517) 788-1030


ITEM 9. REGULATION FD DISCLOSURE


On March 31, 2003, CMS Energy Corporation ("CMS Energy") and Consumers Energy Company ("Consumers") determined that there was an inadvertent disclosure regarding Consumers' internal forecast of corporate EBITDA for fiscal years 2003 and 2004. For fiscal year 2003, that internal forecasted number was $898 million, and for fiscal year 2004, that internal forecasted number was $936 million. As a matter of company policy, CMS Energy and Consumers do not publicly disclose this information, and this Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure. Neither CMS Energy nor Consumers intends to update these numbers or release EBITDA information in the future.

This Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with the "CMS Energy Forward-Looking Statements, Cautionary Factors and Uncertainties" in CMS Energy's Form 10-K for the Year Ended December 31, 2002 and the "Consumers Forward-Looking Statements, Cautionary Factors and Uncertainties" in Consumers' Form 10-K for the Year Ended December 31, 2002 that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                 CMS ENERGY CORPORATION

Dated:  April 1, 2003

                                 By:  /s/ Thomas J. Webb
                                      ----------------------------------
                                      Thomas J. Webb
                                      Executive Vice President and Chief
                                      Financial Officer


                                 CONSUMERS ENERGY COMPANY

Dated:  April 1, 2003

                                 By:  /s/ Thomas J. Webb
                                      ----------------------------------
                                      Thomas J. Webb
                                      Executive Vice President and Chief
                                      Financial Officer